SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1996 PROSPECTUS
Effective July 18, 1996, Fidelity Select Consumer Products Portfolio changed its name to Fidelity Select Consumer Industries Portfolio.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
   Tom Allen is manager of Insurance, which he has managed since February 1997. Mr. Allen joined Fidelity as an analyst in 1995, after receiving his
MBA from     Harvard Business School   . Previously, he worked at Price
Waterhouse from 1987 to 1993, finishing as an audit manager, and as a summer intern at Massachusetts Financial Services in 1994.
Paul Antico is manager of Leisure and Consumer Industries, both of which he has managed since January 1997. He also manages another Fidelity fund. Since joining Fidelity in 1991, Mr. Antico has worked as an analyst and manager.
Ramin Arani is manager of Retailing, which he has managed since January 1997. Previously, he worked as an analyst. Mr. Arani joined Fidelity as a research associate in 1992, after receiving his bachelor of arts degree from Tufts University.
John Avery is manager of Chemicals and Regional Banks, which he has managed since July 1995 and September 1996, respectively. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. He earned his MBA from The Wharton School at the University of Pennsylvania.
   Jean-Marc Berteaux is manager of Transportation, which he has managed since January 1997. Mr. Berteaux joined Fidelity as an analyst in 1994, after receiving his MBA from the European Institute of Business Administration (INSEAD) in France. Previously, he was an assistant vice president for the Banque National de Paris in Montreal from 1992 to
1993.
Stephen Binder is manager of Natural Gas, which he has managed since November 1996. Since joining Fidelity in 1989 he has worked as an analyst and manager.
Minerva Butler is manager of Industrial Equipment, which she has managed since February 1997. Previously, she managed other Fidelity funds. Ms.
Butler joined Fidelity in 1995 as an analyst, after earning    her     MBA
from Stanford University. Before that, she was an internal audit supervisor for US West, Inc., from 1989 to 1992.
Douglas Chase is manager of Automotive and Industrial Materials, which he has managed since May 1996 and November 1994, respectively. He also manages another Fidelity fund. Mr. Chase joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Michigan.
George Domolky is manager of Precious Metals and Minerals and American Gold, both of which he has managed since February 1997. Previously, he managed Canada from 1987 to 1996 as well as other Fidelity funds. Mr. Domolky joined Fidelity in 1981.
Robert Ewing is manager of Environmental Services and Energy Service, which he has managed since January 1996 and November 1996, respectively. Since joining Fidelity in 1990, Mr. Ewing has worked as an analyst and manager. Peter Fruzzetti is manager of Brokerage and Investment Management, which he has managed since February 1997. Previously, he worked as an analyst. Mr. Fruzzetti joined Fidelity as a research associate in 1993, after receiving a bachelor of science degree in finance from Boston College.
Adam Hetnarski is manager of Technology, which he has managed since March 1996. He also manages other Fidelity funds. Mr. Hetnarski joined Fidelity in 1991 as an analyst.
Andy Kaplan is manager of Electronics, which he has managed since August 1996. Mr. Kaplan joined Fidelity as an analyst in 1995. Previously, he was an analyst with T. Rowe Price in 1994, and an associate director of consulting for Edward S. Gordon Company in New York City from 1988 through 1993.
Scott Offen is manager of Food and Agriculture, which he has managed since November 1996. Since joining Fidelity in 1985, Mr. Offen has worked as an analyst and manager.
Lawrence Rakers is manager of Paper and Forest Products and Energy, which he has managed since February 1996 and January 1997, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993.
Kevin Richardson is manager of Air Transportation and Defense and Aerospace, which he has managed since May 1996 and January 1997, respectively. Mr. Richardson joined Fidelity as an analyst in 1994, after receiving his MBA from the University of North Carolina at Chapel Hill. Previously, he was an equity analyst with Kidder, Peabody & Company from 1991 to 1992.
Nick Romano is manager of Developing Communications, which he has managed since February 1997. Mr. Romano joined Fidelity as an analyst in 1995, after receiving his MBA from the Stern School of Business at New York
University. Previously, he worked    for     Bank of New York from 1990 to
1995, finishing as a credit analyst.
William Rubin is manager of Home Finance, which he has managed since October 1996. Mr. Rubin joined Fidelity in 1994 as an analyst, after receiving his MBA from Harvard Business School. Previously, he was an analyst for VLSI Technologies from 1990 to 1992.
Louis Salemy is manager of Financial Services, which he has managed since December 1994. He also manages another Fidelity fund. Since joining Fidelity in 1992, Mr. Salemy has worked as an analyst and manager. Previously, he was a security analyst for Loomis, Sayles and Company from 1989 to 1992.
Peter Saperstone is manager of Construction and Housing which he has managed since August 1996. Previously, he was an equity analyst. Prior to joining Fidelity in August 1995, Mr. Saperstone was an equity research analyst at Gabelli & Company, Inc., from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Erin Sullivan is manager of Software and Computer Services, which she has managed since January 1997. Previously, she managed another Fidelity fund. Ms. Sullivan joined Fidelity as a research associate in 1991, after receiving a bachelor of arts degree from Harvard University. Since then, she has worked as an analyst and manager.
Michael Tempero is manager of Computers, which he has managed since January 1997. Previously, he managed other Fidelity funds. Mr. Tempero joined Fidelity as an analyst in 1993, after receiving an MBA from the University of Chicago. Mr. Tempero also earned a master of science degree in economics from the London School of Economics in 1992.
   Nick Thakore is manager of Telecommunications, which he has managed since July 1996. Previously, he was an equity analyst. Mr. Thakore joined Fidelity in 1993 after receiving an MBA from The Wharton School at the University of Pennsylvania. Prior to that, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Deborah Wheeler is manager of Medical Delivery which she has managed since November 1996. Since joining Fidelity in 1986, Ms. Wheeler has worked as an analyst and manager.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page P-42.
   CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTION: The money market fund does not currently intend to invest in a money market fund.
The following information replaces similar information found on page P-50:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250 Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE P-52.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "How to Sell Shares" on page P-51:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in "Transaction Details" on page P-55:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces similar information beginning on page
P-56:
2   .     To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
7. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.